UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

WAVEDANCER, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-237-6412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	WAVD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

The Merger

As previously disclosed, on November 15, 2023, WaveDancer, Inc. (“WaveDancer” or “Company”) and its wholly owned subsidiary, FFN Merger Sub, Inc. (“FFN”), entered into an Agreement and Plan of Merger (as amended by that certain Amendment No. 1, dated as of January 12, 2024, and that certain Amendment No. 2, dated as of June 17, 2024, “Merger Agreement”) with Firefly Neuroscience, Inc. (“Firefly”). In accordance with the Merger Agreement, FFN merged with and into Firefly, with Firefly surviving as a wholly owned subsidiary of WaveDancer. On August 12, 2024, (i) pursuant to the Amended and Restated Certificate of Incorporation of WaveDancer, Inc., WaveDancer changed its name to Firefly Neuroscience, Inc., and (ii) pursuant to an amendment to its Certificate of Incorporation Firefly, Firefly changed its name to Firefly Neuroscience 2023, Inc. and (iii) Firefly and FFN filed the Certificate of Merger with the State of Delaware (the “Merger”). On August 12, 2024, the Merger closed (the “Closing” and such date, the “Closing Date”).

At the effective time of the Merger, each holder of outstanding shares of Firefly’s common stock, par value $0.00001 per share (the “Firefly Common Stock”) received the number of shares of common stock, par value $0.0001 per share, of the Company (the “New Firefly Common Stock”) equal to the number of shares of Firefly Common Stock such stockholders held multiplied by the exchange ratio, or an aggregate of 7,870,251 shares of WaveDancer common stock at closing using an exchange ratio (the “Exchange Ratio”) of 0.1040. Additionally, upon at the effective time of the Merger: (i) each outstanding option to purchase Firefly Common Stock that was not exercised prior to the Closing was assumed by the Company subject to certain terms contained in the Merger Agreement and became an option to purchase shares of New Firefly Common Stock, subject to adjustment to give effect to the Exchange Ratio, (ii) each outstanding Firefly restricted share unit outstanding immediately prior to the Closing was accelerated and vested pursuant to the terms thereof, and (iii) each outstanding warrant to purchase shares of Firefly Common Stock that was not exercised prior to the Closing was assumed by the Company, subject to certain terms contained in the Merger Agreement. The board of directors of Firefly after the Merger consists of four members (the “Board”).

Following the Closing, there are 7,870,251 shares of New Firefly Common Stock outstanding, with former Firefly stockholders owning approximately 92% and former WaveDancer stockholders owning 8% of the Company’s outstanding securities.

The foregoing description of the Merger is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s registration statement on Form S-4, as amended, and incorporated herein by reference.

Reverse Stock Split

As previously reported, on March 14, 2024, WaveDancer held a special meeting of WaveDancer’s stockholders, at which meeting WaveDancer’s stockholders approved an amendment (the “Reverse Stock Split Amendment”) to WaveDancer’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the issued and outstanding shares of WaveDancer’s common stock, par value $0.001 per share (the “WaveDancer Common Stock”), at a ratio in the range of 1-for-1.5 to 1-for-20, with the exact ratio and timing to be determined by WaveDancer’s board of directors (the “WaveDancer Board”) in its discretion and included in a public announcement (the “Reverse Stock Split”). Following the Annual Meeting, on May 28, 2024, the WaveDancer Board determined to effect the Reverse Stock Split at a ratio of 1-for-3 and approved the corresponding final form of the Reverse Stock Split Amendment. On August 12, 2024, WaveDancer filed the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, effective as of 12:01 p.m. (New York time) on August 12, 2024.

As a result of the Reverse Stock Split, every three (3) shares of issued and outstanding WaveDancer Common Stock were automatically combined into one (1) issued and outstanding share of WaveDancer Common Stock, without any change in the par value per share or the number of authorized shares of common stock. No fractional shares will be issued as a result of the Reverse Stock Split. All fractional shares issuable to WaveDancer’s stockholders as a result of the Reverse Stock Split were aggregated and rounded up to the nearest whole share. The Reverse Stock Split reduced the number of shares of WaveDancer’s Common Stock outstanding from 2,013,180 shares to approximately 671,060. Following the Closing, there are 7,870,251 shares of New Firefly Common Stock outstanding, on a Reverse Stock Split-adjusted basis.

Following the Closing, the New Firefly Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market on August 13, 2024, under the symbol “AIFF.” The new CUSIP number for the New Firefly Common Stock following the Reverse Stock Split is 317970101.

Unless noted otherwise, all post-Merger share and per-share information presented in this Current Report on Form 8-K reflects the Reverse Stock Split of our outstanding shares of the Company’s Common Stock, however, certain of documents and information filed herewith or incorporated by reference into this Current Report on Form 8-K, do not give effect to the Reverse Stock Split.

Private Placement

As previously reported, on July 26, 2024, Firefly entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which Firefly agreed to issue and sell (i) 2,639,517 shares (the “PIPE Shares”) of Firefly Common Stock or, to the extent that such purchase of PIPE Shares would result in the investors, together with their affiliates and certain related parties, beneficially owning more than 4.99% of the outstanding shares of the Company immediately following the consummation of the Merger, pre-funded warrants (the “Pre-Funded Warrants”) to purchase such PIPE Shares in excess of 4.99% of the outstanding shares of the Company’s common stock, and (ii) warrants (the “Warrants”) to purchase up to 2,639,517 shares of Firefly Common Stock in a private placement (the “Private Placement”). The purchase price of each PIPE Share and accompanying Warrant was $1.326 and the purchase price of each Pre-Funded Warrant and accompanying Warrant was $1.3257. The Private Placement closed on August 12, 2024, substantially contemporaneous with the consummation of the Merger. The aggregate gross proceeds from the transaction were approximately $3.5 million, before deducting estimated offering expenses payable by the Company.

None of the issuances of the PIPE Shares, the Pre-Funded Warrants, the Warrants, or the shares of the Company’s common stock issuable upon exercise of the Pre-Funded Warrants and the Warrants (collectively, the “Warrant Shares”) were registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The PIPE Shares, the Pre-Funded Warrants, the Warrants and the Warrant Shares have been and will be, as applicable, issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. The investors that entered into to a Purchase Agreement represented that they accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of Purchase Agreement, Pre-Funded Warrant and Warrant, which were filed as Exhibits 10.1, 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on July 29, 2024, and incorporated herein by reference.’

Tellenger Sale

On November 15, 2023, WaveDancer entered into the Stock Purchase Agreement (the “Tellenger Agreement”) with Wavetop Solutions, Inc. and Tellenger, Inc. The Tellenger Agreement provides that Wavetop will purchase from WaveDancer all of the issued and outstanding shares of common stock, par value $1.00 per share, of Tellenger prior to the merger, for an aggregate purchase price of $1.5 million, plus the assumption of the employment agreements that WaveDancer was obligated under with G. James Benoit, Jr., Gwen Pal and Stan Reese, which includes provisions to pay severance under certain circumstances. The purchase price will be paid in full in cash at the closing less the outstanding balance of WaveDancer’s $500,000 credit facility with Summit Commercial Bank, N.A (“SCB”). The Tellenger Sale Transaction is expected to close simultaneous with, or immediately after, the Closing. The Tellenger Agreement contains customary limited representations and warranties of the parties, events of default and termination provisions.

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Merger, on the Closing Date, the Company entered into indemnification agreements (each, an “Indemnification Agreement” and collectively, the “Indemnification Agreements”) with each of its directors and executive officers. The Indemnification Agreements provide for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits, or proceedings arising from service to the Company or, at its request, service to other entities to the fullest extent permitted by applicable law.

The foregoing description of the Indemnification Agreements is a summary only and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is incorporated by reference as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including statements incorporated by reference, may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events, or developments that the Company expects, believes, or anticipates will or may occur in the future, including statements related to plans, strategies, and objectives of management, the Company’s business prospects, the Company’s systems and technology, future profitability, and the Company’s competitive position, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on the Company’s business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

●	following the merger, important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include but are not limited to:
●	fluctuation and volatility in market price of the combined company’s common stock due to market and industry factors, as well as general economic, political and market conditions;
●	the impact of dilution on the stockholders of the combined company, including through the issuance of additional equity securities in the future;
●	the combined company’s ability to realize the intended benefits of the merger;
●	the impact of the combined company’s ability to realize the anticipated tax impact of the merger;
●	the outcome of litigation or other proceedings the combined company may become subject to in the future;
●	delisting of the New Firefly Common Stock from the Nasdaq or the failure for an active trading market to develop;
●	the failure of altered business operations, strategies and focus of the combined company to result in an improvement for the value of New Firefly Common Stock;

●	the availability of and the Company ability to continue to obtain sufficient funding to conduct planned operations and realize potential profits;
●	the Company’s limited operating history;
●	the impact of the complexity of the regulatory landscape on the Company’s ability to seek and obtain regulatory approval for its BNA Platform, both within and outside of the U.S.;
●	challenges the Company may face with maintaining regulatory approval, if achieved;
●	the impact of the concertation of capital stock ownership with insiders of the combined company after the merger on stockholders’ ability to influence corporate matters.
●	the impacts of future acquisitions of businesses or products and the potential to fail to realize intended benefits of such acquisition.
●	the potential impact of changes in the legal and regulatory landscape, both within and outside of the U.S.;
●	the Company’s dependence on third parties;
●	challenges the Company may face with respect to its BNA Platform achieving market acceptance;
●	the impact of pricing of the Company’s BNA Platform;
●	emerging competition and rapidly advancing technology in the Company’s industry;
●
the Company’s ability to obtain, maintain and protect its trade secrets or other proprietary rights, operate without infringing upon the proprietary rights of others and prevent others from infringing on its proprietary rights; and

●	the Company’s ability to maintain adequate cyber security and information systems.

Additional information concerning these and other risks is described under “Risk Factors,” “Firefly Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “WaveDancer’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the joint proxy statement/prospectus, dated February 1, 2024 (as amended, the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”). The Company expressly disclaims any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Business and Properties

The Company’s business and properties are described in the Proxy Statement/Prospectus in the section titled “Information about Firefly” beginning on page 222, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described above and in the Proxy Statement/Prospectus in the section entitled “Risk Factors,” beginning on page 47 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A summary of the risks associated with the Company’s business is also included on pages 45-56 of the Proxy Statement/Prospectus under the heading “Summary of Risk Factors” and is incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information Firefly and WaveDancer is incorporated herein by reference. The unaudited pro forma condensed combined balance sheets as of March 31, 2024, and as of December 31, 2023, for Firefly is set forth in Exhibit 99.5 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of WaveDancer for the year ended December 31, 2023, and the three months ended March 31, 2024, included in WaveDancer’s Annual Report on 10-K filed with the SEC on March 20, 2024, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 14, 2024, respectively, are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Firefly for the year ended December 31, 2023, and for the three months ended March 31, 2024, are included in Exhibits 99.2 and 99.4 hereto and are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of New Firefly Common Stock as of August 12, 2024, by:

•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of New Firefly Common Stock;
•	each of the Company’s directors and named executive officers; and
•	all directors and executive officers of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the following table are based on 7,870,251 shares of New Firefly Common Stock outstanding as of August 12, 2024.

Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. Unless otherwise indicated, the address of each individual below is 1100 Military Road, Kenmore, NY 14217.

Name of Beneficial Owner	Number of Shares of New Firefly Common Stock Beneficially Owned	% of Ownership
Five Percent Holders
Windsor Private Capital LP / Jordan Kupinsky (1)	1,616,405	20.7%
Roxy Capital Corporation (2)	569,460	7.3%
Directors and Executive Officers
Dave DeCaprio (3)	3,314	*
Jon Olsen (4)	110,875	1.4%
Greg Lipschitz (5)	302,882	3.8%
Arun Menawat (6)	9,544	*
Paul Krzywicki(7)	1,552	*
Brian Posner	0	0%
Gil Issachar (8)	131,464	1.7%
Samer Kaba(9)	520	*
All Directors and Executive Officers of the Company as a Group (8 persons)	487,491	6.0%

*	Represents beneficial ownership of less than 1%.

(1)	Consists of (1) 1,523,397 shares of New Firefly Common Stock held by Windsor Private Capital LP (“Windsor”), (2) shares underlying warrants to purchase up to 24,226 shares of New Firefly Common Stock held by Windsor that are currently exercisable or exercisable within 60 days of August 12, 2024, and (3) 68,783 shares of New Firefly Common Stock held by Jordan Kupinsky. Jordan Kupinsky has voting control and investment discretion over, and therefore may be deemed to have beneficial ownership of, the securities held by Windsor.
(2)	Consists of (1) 367,299 shares of New Firefly Common Stock and (2) shares underlying warrants to purchase up to 11,395 New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024. Eric Lazer has voting control and investment discretion over, and therefore may be deemed to have beneficial ownership of, the securities held by Roxy Capital Corp.
(3)	Consists of shares underlying options to purchase up to 3,314 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024.
(4)	Consists of (1) 31,655 shares of Firefly New Common Stock held by Mr. Olsen, (2) 29,645 shares of Firefly New Common Stock held by Slate Water Ltd., an entity controlled by Mr. Olsen, and (3) shares underlying options to purchase up to 49,574 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024.
(5)	Consists of (1) 280,540 shares of New Firefly Common Stock and (2) shares underlying warrants to purchase up to 2,460 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024, and (3) shares underlying options to purchase up to 19,883 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024, held by Bower Four Capital Corp., an entity in which Mr. Lipschitz is the sole stockholder.
(6)	Consists of 9,544 shares of New Firefly Common Stock.
(7)	Consist of options to purchase up to 1,552 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024.
(8)	Consist of (1) 29,641 shares of Firefly New Common Stock held by Mr. Issachar, (2) underlying options to purchase up to 42,541 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024.
(9)	Consist of options to purchase up to 520 shares of New Firefly Common Stock that are currently exercisable or exercisable within 60 days of August 12, 2024.

Directors and Executive Officers

Upon the consummation of the Merger, David DeCaprio, Arun Menawat, Brian Posner, Jon Olsen and Greg Lipschitz were appointed as directors of the Board to serve until the end of their respective terms and until their successors are elected and qualified. David DeCaprio, Brian Posner and Arun Menawat were appointed to serve on each of the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”), and the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), with Brian Posner serving as the chair of the Compensation Committee, the Nominating Committee and the Audit Committee and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Arun Menawat has an accomplished history of executive leadership success in the healthcare industry. Dr. Menawat is the Chief Executive Officer and a Director of Profound Medical Corp. Prior to joining Profound, he served as the Chairman, President and CEO of Novadaq Technologies Inc., a TSX and Nasdaq listed company that marketed medical imaging and therapeutic devices for use in the operating room. Previously, he was President and Chief Operating Officer and Director of another publicly listed medical imaging software company, Cedara Software. His educational background includes a Bachelor of Science in Biology, University of District of Columbia, Washington, D.C., and a Ph.D. in Chemical Engineering, from the University of Maryland, College Park, MD, including graduate research in Biomedical Engineering from the National Institute of Health, Bethesda, MD. He also earned an Executive M.B.A. from the J.L. Kellogg School of Management, Northwestern University, Evanston, IL.

There is no family relationship between Dr. Menawat and any director or executive officer of the Company. There are no transactions between Dr. Menawat and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Brian Posner has served as Chief Financial Officer at several life science and emerging technology companies. He currently serves as the Chief Financial Officer of electroCore, Inc. (Nasdaq: ECOR), a commercial stage bioelectronic medicine and wellness company. Prior to electroCore, Mr. Posner served as Chief Financial Officer of Cellectar Biosciences, Alliqua BioMedical, Ocean Power Technologies, Power Medical Interventions and Pharmacopeia. Mr. Posner holds an undergraduate degree in accounting from Queens College and an M.B.A. in managerial accounting from Pace University.

There is no family relationship between Mr. Posner and any director or executive officer of the Company. There are no transactions between Mr. Posner and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act.

Additionally, on June 21, 2024, Firefly appointed Samer Kaba, M.D., as its Chief Medical Officer. Prior to joining Firefly, Dr. Kaba held multiple leadership positions in the pharmaceutical industry and served as Chief Medical Officer of various biotechnology companies, where he led the development of multiple pharmaceutical products. In addition to his large expertise in drug development, medical affairs, and regulatory sciences, Dr. Kaba has over 20 years of experience in managing patients with neurological conditions. Dr. Kaba is a board-certified neurologist with additional training in Neuro-immunology (Multiple Sclerosis) at the State University of New York at Buffalo, and in Neuro-oncology at the University of Texas M.D.

There is no family relationship between Dr. Kaba and any director or executive officer of the Company. There are no transactions between Dr. Kaba and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Exchange Act.

Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Executive Officers and Directors of the Combined Company Following the Merger” beginning on page 183 for biographical information about each of the directors following the Transactions, which is incorporated herein by reference.

Certain relationships and related person transactions of the Company and its directors are described in the Proxy Statement/Prospectus in the section titled “Related Party Transactions” beginning on page 202 and are incorporated herein by reference.

In connection with the consummation of the Merger, each of the Company’s executive officers and directors entered into an indemnification agreement with the Company, a form of which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Executive and Director Compensation

Information with respect to the compensation of the Company’s named executive officers and directors is set forth in the Proxy Statement/Prospectus in the section titled “Firefly’s Executive Officer Compensation” and “Firefly’s Director Compensation” beginning on page 188 and 195, respectively, and that information is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever served as an officer of the Company. None of the Company’s directors has an interlocking or other relationship with another board or compensation committee that would require disclosure under Item 407(e)(4) of SEC Regulation S-K.

Certain Relationships and Related Transactions, and Director Independence

Information with respect to certain relationships and related person transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Related Party Transactions” beginning on page 292, and that information is incorporated herein by reference.

Effective upon the Closing, the Board of the Company adopted the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) to assess director independence. The Board has determined that each of the Company’s directors, other than Jon Olsen, the Chief Executive Officer of the Company, qualifies as “independent” under the listing requirements of Nasdaq.

Legal Proceedings

From time to time, the Company may be subject to various legal proceedings, investigations, or claims that arise in the ordinary course of our business activities. As of the date of this filing, the Company is not currently a party to any litigation, investigation, or claim the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on the Company’s business, financial position, results of operations, or cash flows or which otherwise is required to be disclosed under Item 103 of Regulation S-K.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of New Firefly Common Stock will begin trading on the Nasdaq Capital Market under the symbol “AIFF” on August 13, 2024, on a post-Reverse Stock Split adjusted basis.

As of the Closing Date, the Company had 7,947,993 shares of Common Stock issued and outstanding held of record by approximately 250 holders.

The Company has not paid any cash dividends on New Firefly Common Stock to date. It is the present intention of the Board to retain future earnings for the development, operation, and expansion of its business, and the Board does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Board and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.

Recent Sales of Unregistered Securities

The information set forth in the “Introductory Note” under the heading “Private Placement” is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities included in the Proxy Statement/Prospectus in the section titled “Description of Combined Company Securities” beginning on page 251 is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth under the heading “Indemnification Agreements” in Item 1.01 of this Report is incorporated herein by reference.

Further information about the indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of Combined Company Securities-Limitations of Director Liability and Indemnification of Directors, Officers and Employees” on page 255, and is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 8, 2024, WaveDancer received a letter from the Staff (the “Staff”) of the Nasdaq Stock Market LLC (the “Letter”) indicating that in WaveDancer’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2024, WaveDancer reported stockholders’ equity of $1,708,520 for the period ended March 31, 2024, which does not comply with Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”). As previously reported, in a decision dated November 14, 2023, a Nasdaq Hearings Panel (the “Panel”) confirmed that WaveDancer had regained compliance with the Minimum Stockholders’ Equity Requirement. In the decision, the Panel imposed a Mandatory Panel Monitor for a period of one year or until November 14, 2024, which would require the Staff to issue a Delist Determination Letter in the event that WaveDancer failed to maintain compliance with the Minimum Stockholders’ Equity Rule (the “Panel Monitor”). Due to the Panel Monitor, WaveDancer is not eligible to submit a plan to the Staff to request an extension of up to 180 calendar days in which to regain compliance with the Minimum Stockholders’ Equity Requirement and as a result, the Staff has determined to delist WaveDancer’s securities from Nasdaq. Accordingly, unless WaveDancer requests an appeal of this determination by August 15, 2024, WaveDancer’s securities will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on August 19, 2024.

The Company believes that following the consummation of the Merger and following the Closing, it will satisfy the Minimum Stockholder’s Equity Requirement.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth in the “Introductory Note” under the heading “Private Placement” is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

On August 3, 2022, in connection with the Merger, the Company filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. On August 12, 2024, effective upon the Closing, the Board adopted Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Closing Date. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of WaveDancer’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Description of Combined Company Securities” beginning on page 251, “WaveDancer Proposal 3 – A&R Charter Proposal” beginning on page 113 and “Comparison of Corporate Governance and Stockholders’ Rights” beginning on page 256, which are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 7, 2024, the Audit Committee of the WaveDancer Board approved the engagement of Marcum LLP (“Marcum”) as WaveDancer’s independent registered public accounting firm to audit WaveDancer’s consolidated financial statements for the year ending December 31, 2024. As previously reported, on May 16, 2024, CohnReznick LLP, the previous independent registered public accounting firm for WaveDancer, advised WaveDancer that it was resigning from such role.

During the years ended December 31, 2023, and December 31, 2022, and the subsequent period through August 7, 2024, WaveDancer did not consult Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to WaveDancer by Marcum that Marcum concluded was an important factor considered by WaveDancer in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01	Change in Control of Registrant.

The information set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of WaveDancer occurred, and the stockholders of WaveDancer immediately prior to the Closing held approximate 8% of the outstanding shares of New Firefly Common Stock immediately following the Closing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the Closing, and in accordance with the terms of the Merger Agreement, each executive officer of WaveDancer resigned from his or her position, and each of G. James Benoit, Jr., Jack L. Johnson, Jr., William H. Pickle, Paul B. Becker, James C. DiPaula, Jr. and Bonnie K. Wachtel resigned as members of the WaveDancer Board, with David DeCaprio, Jon Olsen, Greg Lipschitz and Brian Posner to serve on the Board, effective as of the resignation of the members of the WaveDancer Board.

The applicable information set forth in the sections titled “Directors and Executive Officers of the Combined Company Following the Merger,” “Management of the Combined Company,” and “Related Party Transactions” as related to the Board and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan

At a special meeting of WaveDancer’s stockholders on March 14, 2024, the stockholders of WaveDancer considered and approved the WaveDancer 2024 Long-Term Incentive Plan (the “WaveDancer Incentive Plan”). The WaveDancer Incentive Plan was previously approved and adopted, subject to stockholder approval, by the WaveDancer Board on February 1, 2024. On the Closing Date, the Board approved the adoption of the WaveDancer Incentive Plan and to change the name of the WaveDancer Incentive Plan to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the “Incentive Plan”), as well as the forms of Nonqualified Stock Option and Incentive Stock Option Agreement.

A description of the Incentive Equity Plan is included in the Proxy Statement/Prospectus in the section titled “WaveDancer Proposal 4 – Approval of the Incentive Pan Proposal” beginning on page 114 of the Proxy Statement/Prospectus, and such description is incorporated herein by reference. The foregoing description of the Incentive Plan, the form of Nonqualified Stock Option and form of Incentive Stock Option Agreement are qualified in their entirety by the full text of the Incentive Plan, which is filed as Annex G to the Proxy Statement/Prospectus and Exhibits 10.6 and 10.7 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, on August 12, 2024, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, and directors of the Company, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of the Company’s website at https://fireflyneuro.com/.

Item 7.01.	Regulation FD Disclosure.

On August 9, 2024, WaveDancer issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.6 and incorporated herein by reference.

On August 12, 2024, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed hereto as Exhibit 99.7 and incorporated by reference herein. The Company undertakes no obligation to update, supplement or amend the materials attached hereto furnished under this Item 7.01.

The information in this Current Report on Form 8-K (including Exhibits 99.6 and 99.7 attached hereto) are being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Firefly and the related notes thereto as of December 31, 2023, and 2022 are set forth on Exhibit 99.1 hereto and is incorporated herein by reference.

The unaudited condensed financial statements of Firefly as of March 31, 2024, and the related notes are set forth on Exhibit 99.3 hereto and are incorporated herein by reference.

The audited consolidated balance sheets of WaveDancer as of December 31, 2022, and 2021, and for the years then ended and the related notes are included in the Proxy Statement/Prospectus beginning on page F-18 and are incorporated herein by reference. The unaudited condensed consolidated balance sheets as of September 30, 2023, and December 31, 2022, and for the three and nine months ended September 30, 2023, and 2022 are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The audited consolidated balance sheets of Firefly as of December 31, 2022, and 2021, and for the years then ended and the related notes are included in the Proxy Statement/Prospectus beginning on page F-62 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of Firefly as of September 30, 2023, and December 31, 2022, and for the three and nine months ended September 30, 2023, and 2022 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-47 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial balance sheets of the Company as of March 31, 2024, and the year ended December 31, 2023, are set forth on Exhibit 99.5 hereto and are incorporated herein by reference.

(d) Exhibits.

		Incorporated by Reference
Exhibit Number	Description of Exhibit	Form	Exhibit or Annex	Filing Date	File Number

2.1†§	Agreement and Plan of Merger, dated November 15, 2023, by and among WaveDancer, Inc., FFN Merger Sub, Inc., and Firefly Neuroscience, Inc.	S-4/A	A-1	02/02/2024	333-276649

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated January 12, 2024, by and among by and among WaveDancer, Inc., FFN Merger Sub, Inc., and Firefly Neuroscience, Inc.	S-4/A	A-2	02/02/2024	333-276649

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated June 17, 2024	8-K	2.1	06/21/2024	001-41092

2.4	Stock Purchase Agreement between Registrant and Wavetop Solutions, Inc., dated November 15, 2023	S-4/A	F	02/02/2024	333-276649

3.1*	Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc.

3.2*	Amended and Restated Bylaws of Firefly Neuroscience, Inc.

4.1	Form of Warrant issued in connection with the offering of August 26, 2021	8-K	4.1	08/30/2021	000-22405

4.2	Form of Series A Warrant	8-K	4.1	12/16/2021	001-41092

4.3	Warrant Certificate of Elminda, Inc., dated July 5, 2022	S-4/A	4.6	02/02/2024	333-276649

4.4	Warrant Certificate of Elminda, Inc., dated August 15, 2022	S-4/A	4.7	02/02/2024	333-276649

4.5	Amended and Restated Warrants to Purchase Common Shares of Firefly Neuroscience, Inc., dated February 17, 2023	S-4/A	4.8	02/02/2024	333-276649

4.6	Amended and Restated Warrants to Purchase Common Shares of Firefly Neuroscience, Inc., dated March 1, 2023	S-4/A	4.10	02/02/2024	333-276649

4.7	Form of Series A Performance Warrant of Firefly Neurosciences Inc., dated June 15, 2023	S-4/A	4.11	02/02/2024	333-276649

4.8	Form of Warranty Certificate of Firefly Neuroscience, Inc., dated October 17, 2023,	S-4/A	4.12	02/02/2024	333-276649

10.1#	2006 Stock Incentive Plan	Schedule14A	A	04/19/2006	000-22405

10.2#	2016 Stock Incentive Plan	Schedule14A	A	04/11/2016	000-22405

10.3#	2021 Stock Incentive Plan	Schedule 14A	4	10/26/2021	000-22405

10.4#	Elminda Ltd. Share Option Plan.	Form S-4/A	10.12	02/02/2024	333-276649

10.5*#	Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan

10.6*#	Form of Nonqualified Stock Option Agreement

10.7*#	Form of Incentive Stock Option Agreement

10.8*	Form of Indemnification Agreement

10.9	Common Stock Purchase Agreement by and between WaveDancer, Inc. and B. Riley Principal Capital II, LLC dated July 8, 2022	8-K	10.1	07/11/2022	001-41092

10.10	Registration Rights Agreement by and between the Registrant and B. Riley Principal Capital II, LLC dated July 8, 2022	8-K	10.2	07/11/2022	001-41092

21.1*	List of subsidiaries of the Company

99.1*	Audited Financial Statements of Firefly Neuroscience, Inc. 2023 for the year ended December 31, 2023

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Firefly Neuroscience, Inc. 2023 for the year ended December 31, 2023

99.3	Unaudited Interim Financial Statements of Firefly Neuroscience, Inc. 2023 for the three months ended March 31, 2024

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Firefly Neuroscience, Inc. 2023 for the three months ended March 31, 2024

99.5*	Unaudited Pro Forma Condensed Consolidated Combined Financial Information for the three months ended March 31, 2024 and the year ended December 31, 2023

99.6*	Press Release dated August 9, 2024

99.7*	Press Release dated August 12, 2024

104*	Cover Page Interactive Data File

*	Filed herewith.
†
Certain of the exhibits or schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

§	Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(a)(6). # Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIREFLY NEUROSCIENCE, INC.

Date: August 12, 2024	By:	/s/ Jon Olsen
	Name:	Jon Olsen
	Title:	Chief Executive Officer